UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                  Investment Company Act file number 811-21606
                                                     ---------


                             Tilson Investment Trust
                             -----------------------
               (Exact name of registrant as specified in charter)



           145 East 57th Street, Suite 1100, New York, New York 10022
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                                Julian G. Winters
116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 252-972-9922
                                                            ------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2006
                                             ----------------

Item 1.  REPORTS TO STOCKHOLDERS.
         -----------------------

Annual Report 2006












                                                                     Focus Fund
                                                                  Dividend Fund
                                                               October 31, 2006









TILSON MUTUAL FUNDS











This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Funds (collectively the "Funds," individually the "Focus Fund" and the "Dividend Fund"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank.

Distributor: Capital Investment Group, Inc. 116 South Franklin Street, Rocky Mount, NC 27804, Phone 1-800-773-3863.

--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Tilson Funds ("Funds") and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Funds' prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.
--------------------------------------------------------------------------------

Stated performance in the Funds was achieved at some or all points during the year by waiving or reimbursing part of those Funds' total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.


This Annual Report was first distributed to shareholders on or about December 29, 2006.

      See Our Web site @ www.tilsonmutualfunds.com
            or
      Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON,
         (1-888-484-5766)

December 22, 2006

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

As you can see from the table below, during our fiscal year ending on October 31, 2006, the Tilson Focus Fund had produced a one-year total return of 29.84%, versus a 16.61% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund produced a one-year total return of 22.19% versus a 15.80% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds' inception on March 16, 2005, the Tilson Focus Fund returned an annualized 15.88% return versus an 11.97% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 15.32% return versus the 11.31% annualized return over the same period for its benchmark.

(For the Funds' most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com. Note that the net asset value (NAV) of both funds at inception on March 16, 2005 was $10.00.)

-------------------------------------------------------------------------------
Performance as of October 31, 2006
-------------------------------------------------------------------------------

------------------------------------------------------------------- ------------ -----------------
Average Annual Total Returns                                         One Year    Since Inception*
------------------------------------------------------------------- ------------ -----------------
Tilson Focus Fund                                                     29.84%          15.88%
Tilson Dividend Fund                                                  22.19%          15.32%
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)       16.61%          11.97%
Dow Jones U.S. Select Dividend Total Return Index                     15.80%          11.31%
S&P 500 Total Return Index                                            16.34%          10.98%

Performance shown is for the period ended October 31, 2006. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit www.tilsonmutualfunds.com. A 2% redemption fee is charged upon redemption of Fund shares occurring within one year from following the issuance of shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

       *The Funds' inception date is March 16, 2005.

-------------------------------------------------------------------------------

Investment Principles

In this letter, we'd like to highlight the investment principles that govern both Tilson Funds:

1) We believe in eating our own cooking. We are investors in our funds (and funds managed similarly) and many of our friends and family are investors as well.

2) We think about investing as the purchasing of companies, rather than the trading of stocks.

3) We seek to invest in high-quality businesses that we understand well - those that are within our "circle of competence" - at attractive prices, meaning that we believe the stock is trading at a substantial discount to our conservative estimate of a company's intrinsic value - what Benjamin Graham first called a "margin of safety".

4) We cast a wide net in seeking the best investment opportunities and, as such, do not impose on ourselves artificial limitations on the industry sector or size of company in which we will invest.

5) We focus first on trying to avoid losses, and only then think about potential gains.

6) In the absence of compelling investment opportunities, our default option is to hold cash.

7) Risk to us has little to do with the short-term volatility of stock prices; rather, we define risk as the chance of permanent capital loss. Thus, we pay little attention to the short-term gyrations of the market, other than to take advantage of occasions when we believe the stocks of companies we own or would like to own become significantly undervalued, in which case, we buy. Conversely, periods of overvaluation are opportunities to sell.

8) We typically invest with a multi-year time horizon rather than engaging in short-term speculation. We believe that the market is highly efficient in the short run, but much less so when looking forward over periods longer than a year or two.

9) We don't believe in diluting our best ideas with lesser ones, so our funds are substantially more concentrated than typical mutual funds, which can often hold more than 100 different securities. We don't swing very often, but when we do, we swing hard.

10) We neither take comfort from standing with the crowd nor pride in standing alone. Though we tend to be contrarian, that's simply because we believe that the best opportunities lie in carefully buying high-quality companies that have fallen out of favor or are off mainstream investors' radar screens, whereas we believe the greatest risks generally lie in buying the most popular companies in the hottest sectors.

Tilson Focus Fund
[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

We are very pleased with the performance of the Tilson Focus Fund, which Lipper ranked as the top performing mutual fund in its Multicap Core category of 927 funds for the fiscal year ended October 31, 2006. The Fund's performance has been especially strong over the past few months during which time many of our big-cap, blue-chip stocks such as Berkshire Hathaway, McDonald's and Microsoft rose substantially, thanks to strong results and the market finally recognizing their undervaluation. Largest Holdings Since our last letter (for the fiscal second quarter ending 6/30/06), we sold all of our Sears Holdings stock, trimmed our Dell and Wal-Mart positions, and Costco fell off our top 10 list simply because we didn't buy more of it as our Fund grew. These four positions were replaced in our top 10 by new positions in Celebrate Express, Western Union (which spun out of First Data in September 2006) and USG, plus we added to our Foot Locker position, moving it into the top 10.

Overall, our 10 largest holdings as of October 31st were:

Position                                                      % of Fund      YTD Performance
--------                                                      ---------      ---------------
1)       Stock of Berkshire Hathaway (B shares) (BRK.B)            14.6               19.8
2)       Stock and calls of McDonald's (MCD)                       14.1               24.3
3)       Stock and calls of Microsoft (MSFT)                       10.8                9.8
4)       Stock and calls of Wendy's (WEN)                           8.1               33.7
5)       Stock of Celebrate Express (BDAY)                          5.0               -3.2*
6)       Stock of Western Union (WU)                                4.9               20.5*
7)       Stock of Resource America (REXI)                           4.6               35.0
8)       Stock of USG (USG)                                         4.3              -24.8*
9)       Stock and calls of Foot Locker (FL)                        4.2               -1.7
10)      Stock of Canadian Tire (CTC/A)                             4.0               -7.4*
                                                                    ---
                                                            Total: 74.6

* The Tilson Focus Fund did not own Celebrate Express, Western Union, USG and Canadian Tire for the entire year-to-date period. Thus, our investment returns on these securities differ materially from their YTD performance. Our holdings are up 7.0% in Celebrate Express, up 9.1% in Western Union, -1.3% in USG and up 4.8% in Canadian Tire.

Please refer to the Portfolio of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

This chart underscores two important points: first, as we noted above in Investment Principle #9, our Fund is highly concentrated in our best ideas - what we call "focus investing" (hence the name Tilson Focus Fund). There are very few other mutual funds that have 39.5% of assets in the three largest positions and 74.6% in the top 10. Be forewarned that this concentration may, at times, lead to investment returns that are more volatile than our benchmark, the

Dow Jones Wilshire 5000 Composite Total Return Index (full cap), but we believe that concentrating on our best ideas offers us the best prospect of delivering market-beating returns over time.

The second important point relates to Investment Principle #5: "We focus first on trying to avoid losses, and only then think about potential gains." While many of our largest positions did well in the first 10 months of 2006, the key contributor to the strong year is that we have not had any big losing positions. It is our nature to focus on playing defense by only investing in situations in which we think the risk of permanent capital loss is very limited.

Thoughts on Selling

With so many of our positions now sitting on significant gains, we wanted to share with you our thinking about selling. There are no simple formulas that dictate the best time to sell a stock, so we instead weigh four factors.

The first is straightforward - when a stock rises to our estimate of intrinsic value. Let's say we buy a stock at $10, thinking it is worth $18-$22, with a midpoint of $20 - a proverbial 50-cent dollar. Assuming no change in intrinsic value, we would likely start trimming the position at $18 and be out by $22.

It is critical, however, not to anchor on the original estimate of intrinsic value. If unexpectedly good news is behind the stock reaching $18, for example, our estimate of value might have risen to $24-$28, in which case we likely will continue to hold it. This is a major reason we still own a large position in McDonald's. We originally thought the shares were worth $25 or so but, when the stock reached this price, our estimate of intrinsic value had risen to approximately $35. When it hit $35, we thought it was worth $50-$60, which is why we are still holding at prices in the low $40s today.

The second reason we sell is when we find a better investment. This might mean selling an 80-cent dollar to buy a 50-cent dollar, or selling a risky stock to buy an equally cheap one we believe to be safe. The latter explains why we sold Lear after it had rallied into the high $20s. Lear is in a terrible industry and, if US carmakers encounter further distress, Lear will be impacted negatively in ways that are hard to forecast. The stock could double, but we cannot rule out the possibility that it could also go bankrupt someday, as have many of its auto supplier peers. Thus, we took our profits in Lear and reinvested them in Berkshire Hathaway, which we believe is one of the safest companies in the world and which we believed was equally cheap at the time.

Our third reason for selling is if the story on a company materially changes in a negative way. We agree with Greenlight Capital's David Einhorn when he says:
"We never invent new reasons to continue with a position when the original reasons are no longer available." This situation occurs more frequently in losing stocks, but also happens on occasion with our winners.

Finally, we sometimes trim stocks to balance our portfolio. The "margin of safety" we look for in a security is typically reduced in our big winners as the stock price rises closer to our estimate of fair value, while at the same time the rising price results in that position growing to represent a larger share of our portfolio. In these cases, we often take some profits to better align our view of the risk of the position and its potential impact on our portfolio. We also do this if a particular sector becomes too much of our portfolio.

However, we try not to fall into the trap of consistently selling our winners and buying more of our losers. While this can occasionally be the right thing to do, great investors typically have a gift for finding a few great stocks and having the conviction and courage to let them run. We know many investors who bought Berkshire Hathaway at around $100, and despite an increase of more than 1,000 times over several decades, they continue to hold the stock! This works only in those special cases where the quality of the business and the management is such that shareholder value increases at a rapid pace over a very long period of time. Such situations happen rarely in an investment lifetime, so if we think we have found a "compounding machine", we are loath to sell it.

We thank you for your confidence and support and look forward to many years of partnership.

Investment in the Tilson Focus Fund is subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Tilson Dividend Fund
[This section is written by Zeke Ashton and Matthew Richey, the co-managers of the Tilson Dividend Fund.]

We are  pleased  with the 2006 fiscal year  performance  of the Tilson  Dividend
Fund.

Our strategy is designed for a slow and steady approach to accumulating value through three primary sources: 1) the capital gains associated with the rise in value of our portfolio holdings over time, 2) the dividend income paid out to us by our portfolio companies, and 3) the option premiums we receive from selling out call options against part or all of our holdings of non-dividend paying securities that we find attractive from a valuation standpoint (Please see the Fund's prospectus for a full discussion on the risks and investment merits of writing covered call options).

We believe the attractiveness of the Tilson Dividend Fund's strategy lies in its all-weather nature. When the markets are strong, we expect our portfolio holdings to perform strongly and gain in price. We continue to receive dividends from our dividend paying stocks, while the call options we've sold (written against our non-dividend paying stocks) generally will cause us to have some portion of our holdings in those securities called away from us, hopefully at prices that reflect our estimate of fair value of those holdings. This generally results in some natural selling of securities during periods of stock market advancement.

When markets are weak, numerous studies show that high-dividend-paying stocks such as those we own in our portfolio typically outperform non-dividend paying stocks. This is because the attractive dividend yield often provides support to the stock price and, in addition, dividend-paying stocks often benefit from a "flight to quality" dynamic in which investors move from speculative securities to "safe" securities in times of uncertainty. Even in weak markets we expect to continue to receive dividend income from our dividend paying holdings, which we can then re-deploy into those securities that we find most attractive, in an environment in which there are likely to be compelling values. The call options sold against those holdings that do not pay dividends generally decline significantly in value, thus earning us profits that we can then re-deploy to our favorite stock ideas. Finally, should there be an extended period when markets are flat and exhibit neither a strong upward nor downward trend, we expect that the income from dividends and option premiums will allow us to produce acceptable returns that we can re-deploy into compelling new ideas as we identify them.

We believe the natural balance of the factors noted above will tend to smooth out our performance profile over time, while providing long-term returns that we expect will compare favorably to most equity vehicles that offer similar risk profiles. We hope this profile lends itself to long-term compounding for our clients, and we believe it is particularly suitable for building wealth through dollar cost averaging into a tax-advantaged account such as an IRA.

Some Thoughts on Performance Benchmarking

We'd now like to pass on a few thoughts on performance benchmarking, which has become so standard in our industry that perhaps many of us have either forgotten what it means or over-emphasize its importance. In short, we are required to provide you with an investment benchmark that we believe to adequately represent either a similar style or a similar investment approach in order to provide some helpful context in evaluating the Fund's performance over time. In the case of the Tilson Dividend Fund, we have elected to provide the Dow Jones U.S. Select Dividend Total Return Index as our primary benchmark, though we also provide information on two other broad equity indices, the S&P 500 Total Return Index and the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), which provide some additional flavor on the performance of U.S. equities in general.

The Dow Jones U.S. Select Dividend Total Return Index is made up of 100 leading, widely held dividend-yielding stocks selected on the basis of dividend yield, dividend quality, and liquidity. This index is heavily weighted in those sectors in which companies traditionally pay high dividends - financials, utilities, pharmaceuticals, and branded consumer product companies. The 100 individual component companies are dividend-weighted, rather than market capitalization weighted, but the largest component in the index is usually no higher than 2.5% of the total, while the smallest components of the index are fractions of 1% of the total. We selected this particular index because we believed that it would represent a natural choice for an investor interested in a broadly diversified portfolio of "blue chip" securities that pay high dividends, which might be a reasonable alternative to investors in our Fund.

Though our objectives may be similar, the Tilson Dividend Fund portfolio does not resemble the benchmark index portfolio. The Tilson Dividend Fund, as of October 31, 2006, consisted of 25 portfolio holdings, the largest of which represented over 6.5% of the portfolio's asset value, and our ten largest holdings will routinely comprise as much as 40% of our portfolio's value. In short, we are much more concentrated than our benchmark index, and we would expect to experience more short-term volatility than a 100-stock portfolio filled with bank and utility stocks. Keep in mind that volatility works both ways - it can mean that our portfolio is likely to both increase and decrease in value faster than the index. Over time, we believe that the risks of increased shorter-term volatility are balanced by the potential for somewhat higher returns over longer periods of time, and thereby hope to achieve the Fund's goals of producing attractive overall returns and comparable income without excessive risk over time.

In addition, because of our small size, we own shares of some tiny companies. We will consider companies of any market capitalization so long as we believe they represent good value and otherwise meet our investment criteria. The holdings in the Tilson Dividend Fund as of October 31st ranged from about $20 million in market cap for the smallest to over $250 billion in market cap for the largest. Similarly, our benchmark index consists solely of U.S. based and listed securities, while the Tilson Dividend Fund owns shares of foreign-based entities with U.S. listed securities in addition to shares of non-U.S. firms listed on foreign exchanges. We believe that the ability to invest across such a broad market cap range and to go outside the U.S. gives us greater opportunity to find bargains. This does not guarantee that our portfolio will produce better returns, only that we have the opportunity to work from a larger selection of candidates.

Additionally, we own several securities that pay little or no dividends, which we have paired with the sale of call options against some or all of the holdings to produce income. Our benchmark portfolio only consists of dividend-paying common stocks. Finally, we are willing to hold cash in the absence of compelling investment ideas, while our benchmark index will likely always be fully invested or nearly so.

These are significant differences between the Tilson Dividend Fund portfolio and our selected index, and will from time to time cause significant divergence in performance, despite the similar objectives of the two portfolios to seek capital growth, income and defensiveness against capital loss.

In summary, our goal in managing the Tilson Dividend Fund is not to "beat" any index over short periods of time, such as a quarter or a year. We concentrate on making the best decisions we can make consistent with our goals, and believe that over time the value of our strategy as it relates to the benchmarks will become apparent. It's steady, consistent performance over the long run that counts to us, not spectacular performance in one quarter or year.

We try to strike the right balance in the search for income and capital growth, based on a value-oriented philosophy that emphasizes flexibility and opportunism, and we hope to offer our investors a unique investment vehicle that will produce satisfactory returns over the long term with acceptable risk.

We thank you for your continued confidence in the Tilson Dividend Fund.

Investment in the Tilson Dividend Fund is subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Sincerely yours,

/s/ Whitney Tilson    /s/ Glenn Tongue
Whitney Tilson and Glenn Tongue
Co-Portfolio Managers, Tilson Focus Fund

/s/ Zeke Ashton      /s/ Matthew Richey
Zeke Ashton and Matthew Richey
Co-Portfolio  Managers,  Tilson Dividend Fund

An investor should consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available by calling the Fund directly at (888) 484-5766. The prospectus should be read carefully before investing.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. The S&P 500 Total Return Index is a Standard & Poor's composite index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index, S&P 500 Total Return Index, and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Statements in this letter that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.


           Underwriter and Distributor: Capital Investment Group, Inc.
                116 South Franklin Street, Rocky Mount, NC 27804
                              Phone (800) 773-3863

Tilson Focus Fund

Performance Update - $10,000 Investment (Unaudited)


For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2006.
----------------------------------------------------------- ------------------------------------------------------------------------
[Line Graph Here]                                            Performance Returns for the period ended October 31, 2006.
                                                             -----------------------------------------------------------------------
                                    Dow Jones Wilshire       Average Annual Total Returns           One Year     Since Inception*
                   Tilson          5000 Composite Total      -------------------------------------- ------------ -------------------
                 Focus Fund       Return Index (full-cap)    Tilson Focus Fund                        29.84%            15.88%
                 ----------       -----------------------    -------------------------------------- ------------ -------------------
   3/16/2005      $10,000              $10,000               Cumulative Total                          Since        Final Value of
   4/30/2005        9,710                9,633               Investment Returns                     Inception*    $10,000 Investment
   7/31/2005       10,360               10,522               -------------------------------------- ------------ -------------------
  10/31/2005        9,790               10,308               Tilson Focus Fund                        27.11%           $12,711
   1/31/2006       10,657               11,117               -------------------------------------- ------------ -------------------
   4/30/2006       10,848               11,447               Dow Jones Wilshire 5000 Composite        20.20%           $12,020
   7/31/2006       10,737               11,071               Total Return Index (full cap)
  10/31/2006       12,711               12,020               -------------------------------------- ------------ -------------------
                                                             * The Fund's inception date - March 16, 2005 (Date of Initial Public
                                                             Investment).
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested. The redemption fee does not apply to shares purchased by reinvesting dividends. This graph depicts the performance of the Tilson Focus Fund (the "Fund") versus the Dow Jones Wilshire 5000 Composite Total Return Index (full cap). It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)
--------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and
(2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning                  Ending
                                           Account Value             Account Value          Expenses Paid
Expense Example                             May 1, 2006            October 31, 2006         During Period*
-------------------------------------------------------------------------------------------------------------------
Actual                                       $1,000.00                 $1,171.80                $11.28
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)     $1,000.00                 $1,014.82                $10.46
-------------------------------------------------------------------------------------------------------------------

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund's annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result, the Fund's "Total Annual Fund Operating Expense" (excluding interest, taxes, brokerage fees and commissions, extraordinary expenses, and if any, variable performance incentive fees paid to the Advisor) will be limited to 1.95% of the Fund's average daily net assets. The values under "Expenses Paid During Period" are equal to the annualized expense ratio of 2.06% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2006).

TILSON FOCUS FUND

Schedule of Investments


As of October 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Market Value                                                        Market Value
                                     Shares         (Note 1)                                              Contracts       (Note 1)
-----------------------------------------------------------------    --------------------------------------------------------------

COMMON STOCKS - 78.53%                                               CALL OPTIONS PURCHASED - 20.07%

Building Materials - 4.33%                                           *  Anheuser-Busch Co. Inc., 01/20/2007
*    USG Corporation                   10,000    $    488,900                Strike $45.00                   4,000        $ 12,800
                                                 ------------        *  Anheuser-Busch Co. Inc., 01/20/2007
Commercial Services - 0.11%                                                  Strike $50.00                   7,000           4,550
*    Premier Exhibitions Inc.           2,000          12,120        *  Anheuser-Busch Co. Inc., 01/19/2008
                                                 ------------                Strike $35.00                  12,500         166,250
Computers - 1.94%                                                    *  Costco Wholesale Corporation, 01/20/2007
 *   Dell Inc.                          9,000         218,970                Strike $35.00                   5,000          95,000
                                                 ------------        *  Foot Locker, Inc., 01/19/2008
Diversified Financial Services - 4.88%                                       Strike $20.00                   1,500           7,200
*    Western Union Company             25,000         551,250        *  Freddie Mac, 01/20/2007
                                                 ------------                Strike $65.00                   3,000          14,700
Holding Company - Diversified - 4.59%                                *  H.J. Heinz Co., 01/20/2007
     Resource America, Inc.            22,500         517,725                Strike $30.00                   9,000         109,800
                                                 ------------        *  Laboratory Corporation of American Holdings,
Insurance - 14.60%                                                          01/20/2007
 *   Berkshire Hathaway Inc., Cl B        469       1,648,535                Strike $40.00                  1,000           28,700
                                                 ------------        *  McDonald's Corp., 01/20/2007
Oil & Gas - 1.70%                                                            Strike $25.00                  3,000           51,300
     Crosstex Energy, Inc.              2,000         191,960        *  McDonald's Corp., 01/20/2007
                                                 ------------                Strike $30.00                  4,000           47,600
                                                                     *  McDonald's Corp., 01/19/2008
Real Estate Investment Trust - 0.08%                                         Strike $30.00                  2,500           32,000
     Winthrop Realty Trust, Inc.        1,408           8,744        *  Microsoft Corp., 01/19/2008
                                                 ------------                Strike $25.00                 40,000          216,000
                                                                     *  Tyco International, 01/19/2008
Retail - 37.41%                                                              Strike $20.00                 32,000          326,400
(a)  Canadian Tire Corporation,                                      *  Wal-Mart Stores Inc., 01/20/2007
        Limited                         7,000         450,917                Strike $45.00                 16,700           82,665
*    Celebrate Express, Inc.           43,000         562,010        *  Wal-Mart Stores Inc., 01/20/2007
     CKE Restaurants, Inc.              8,500         166,090                Strike $50.00                  7,000           11,550
     Costco Wholesale Corporation       5,800         309,604        *  Wal-Mart Stores Inc., 01/19/2008
     Foot Locker Inc.                  20,500         475,395                Strike $40.00                 10,000          115,000
     McDonald's Corporation            34,800       1,458,816        *  Wal-Mart Stores Inc., 01/19/2008
*    Pacific Sunwear of                                                      Strike $35.00                  4,000           63,200
        California, Inc.               17,200         303,064        *  Wendy's International Inc., 01/20/2007
(a)  Sears Canada Inc.                 13,000         254,675                Strike $35.00                  7,000          270,200
     Tim Hortons, Inc.                  1,404          40,576        *  Wendy's International Inc., 01/20/2007
     Wal-Mart Stores, Inc.              3,400         167,552                Strike $40.00                  3,800          128,060
     Wendy's International, Inc.        1,000          34,600
                                                 ------------
                                                    4,223,299
                                                 ------------
Software - 8.89%
     Microsoft Corporation             35,000       1,004,850
                                                 ------------

Total Common Stocks (Cost $7,647,704)               8,866,353
                                                 ------------
                                                                                                                        (Continued)

TILSON FOCUS FUND

Schedule of Investments

As of October 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                     Contracts/  Market Value
                                      Shares       (Note 1)
-----------------------------------------------------------------    --------------------------------------------------------------

CALL OPTIONS PURCHASED - (Continued)

 *   Wendy's International Inc., 01/20/2007
        Strike $50.00                  20,000    $    478,000
 *   Whirlpool Corporation, 01/20/2007
        Strike $60.00                     200           5,400
                                                 ------------

Total Call Options Purchased
        (Cost $1,496,560)                           2,266,375
                                                 ------------

INVESTMENT COMPANY - 3.97%
     Evergreen Institutional Money Market Fund
        (Cost $447,930)               447,930         447,930
                                                 ------------

Total Investments (Cost $9,592,194) - 102.57%    $ 11,580,658
Liabilities in Excess of Other Assets - (2.57)%      (290,637)
                                                 ------------

Net Assets - 100.00%                             $ 11,290,021
                                                 ------------

 *  Non-income producing investment.
(a) Canadian security - total of which represents 6.25% of Net Assets.



Summary of Investments by Industry
                                                                  Market
Industry                                    % of Net Assets       Value
-------------------------------------------------------------------------
Building Materials                                 4.33%    $    488,900
Beverages                                          1.62%         183,600
Commercial Services                                0.11%          12,120
Computers                                          1.94%         218,970
Diversified Financial Services                     5.01%         565,950
Food                                               0.97%         109,800
Holding Company - Diversified                      4.59%         517,725
Home Furnishings                                   0.05%           5,400
Insurance                                         14.60%       1,648,535
Investment Company                                 3.97%         447,930
Medical                                            0.25%          28,700
Oil & Gas                                          1.70%         191,960
Real Estate Investment Trust                       0.08%           8,744
Retail                                            52.54%       5,931,474
Software                                          10.81%       1,220,850
-------------------------------------------------------------------------
Total                                            102.57%    $ 11,580,658


See Notes to Financial Statements

Tilson Dividend Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2006.
-----------------------------------------------------------------    ---------------------------------------------------------------
[Line Graph Here]                                                    Performance Returns for the period ended October 31, 2006.
                                                                     ---------------------------------------------------------------
                                                   Dow Jones         Average Annual Total Returns    One Year    Since Inception*
                  Tilson       S&P 500 Total    Select Dividend     ------------------------------- ----------- -------------------
              Dividend Fund    Return Index    Total Return Index    Tilson Dividend Fund              22.19%           15.32%
              -------------    ------------    ------------------    ------------------------------- ----------- -------------------
  3/16/2005     $10,000          $10,000            $10,000          Cumulative Total                   Since       Final Value of
  4/30/2005       9,980            9,675              9,783          Investment Returns              Inception*   $10,000 Investment
  7/31/2005      10,420           10,368             10,571          ------------------------------- ----------- -------------------
 10/31/2005      10,320           10,184             10,280          Tilson Dividend Fund              26.10%          $12,610
  1/31/2006      11,310           10,853             10,561          ------------------------------- ----------- -------------------
  4/30/2006      11,700           11,166             10,951          S&P 500 Total Return Index        18.48%          $11,848
  7/31/2006      11,280           10,926             11,227          ------------------------------- ----------- -------------------
 10/31/2006      12,610           11,848             11,905          Dow Jones Select Dividend Total   19.05%          $11,905
                                                                     Return Index
-----------------------------------------------------------------    ---------------------------------------------------------------
                                                                     * The Fund's inception date - March 16, 2005 (Date of Initial
                                                                     Public Investment).
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested. This graph depicts the performance of Tilson Dividend Fund (the "Fund") versus the S&P 500 Total Return Index and the Dow Jones Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)
--------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and
(2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            Beginning                 Ending
                                           Account Value            Account Value           Expenses Paid
Expense Example                            May 1, 2006           October 31, 2006           During Period*
--------------------------------------------------------------------------------------------------------------------
Actual                                       $1,000.00                $1,077.80                  $10.21
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)     $1,000.00                $1,015.38                  $ 9.91
--------------------------------------------------------------------------------------------------------------------

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund's annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1
Plan). As a result, the Fund's "Total Annual Fund Operating Expense" (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 1.95% of the Fund's average daily net assets. The values under "Expenses Paid During Period" are equal to the annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2006).

Tilson Dividend Fund

Schedule of Investments


As of October 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Market Value                                                         Market Value
                                     Shares         (Note 1)                                              Shares        (Note 1)
-----------------------------------------------------------------    --------------------------------------------------------------

COMMON STOCKS - 81.58%                                               Retail - 22.38%
                                                                        Ark Restaurants Corp.                4,502    $    125,471
Auto Parts & Equipment - 0.74%                                          Barnes & Noble, Inc.                 5,500         227,205
    MileMarker International, Inc.      20,975    $     49,291       Costco Wholesale Corporation            6,300         336,294
                                                  ------------       *  P.F. Chang's China Bistro, Inc. +    6,900         288,558
Commercial Services - 0.92%                                          *  Sears Holdings Corporation +         1,600         279,152
    Collectors Universe, Inc.            4,400          61,424          The Home Depot, Inc.                 6,200         231,446
                                                  ------------                                                        ------------
                                                                                                                         1,488,126
                                                                                                                      ------------
Diversified Financial Services - 2.84%                               Software - 5.57%
    Hennessy Advisors, Inc.              2,195          52,570          Microsoft Corporation               12,900         370,359
    W.P. Stewart & Co. Ltd.              9,900         136,620                                                        ------------
                                                  ------------
                                                       189,190       Transportation - 3.31%
                                                  ------------       *n Oesterreichische Post AG             4,900         219,842
Electronics - 3.02%                                                                                                   ------------
    Mesa Laboratories, Inc.             11,200         200,816
                                                  ------------       Total Common Stocks (Cost $4,824,596)               5,425,393
                                                                                                                      ------------

Food - 4.33%                                                         LIMITED PURPOSE TRUSTS - 5.55%
u   Tesco PLC                           12,800         288,000
                                                  ------------       (a) AG Growth Income Fund               9,000         134,239
Healthcare - Services - 1.34%                                        (a) Sleep Country Canada
*   Laboratory Corporation of America                                     Income Fund                       10,000         234,639
       Holdings +                        1,300          89,037                                                        ------------
                                                  ------------
                                                                     Total Limitied Purpose Trusts (Cost $284,157)         368,878
Insurance - 11.26%                                                                                                    ------------
    Fidelity National Title Group, Inc. 19,800         435,798       INVESTMENT COMPANIES - 9.10%
    First American Corporation           4,400         179,652
    Stewart Information Services                                        Evergreen Institutional Money Market
       Corporation                       3,600         133,416            Fund                             302,541         302,541
                                                  ------------          Merrimac Cash Series Fund          302,541         302,541
                                                       748,866                                                        ------------
                                                  ------------        Total Investment Companies (Cost $605,082)           605,082
Internet - 11.77%                                                                                                     ------------
*   eBay Inc. +                         11,800         379,134
*   Netflix Inc. +                      14,600         403,836
                                                  ------------        Total Investments (Cost $5,713,835) - 96.23%    $  6,399,353
                                                       782,970        Other Assets less Liabilities - 3.77%                250,935
                                                  ------------                                                        ------------
Mining - 8.50%
    Newmont Mining Corporation           6,800         307,836       Net Assets - 100.00%                             $  6,650,288
*   PAN American Silver                                                                                               ============
       Corporation +                    11,600         257,056
                                                  ------------
                                                       564,892        *  Non-income producing investment.
                                                  ------------        u  ADR.
Oil & Gas - 5.60%
    Precision Drilling Trust            13,000         372,580       (a) Canadian security.
                                                  ------------        n  Austrian security.
                                                                      +  Portion of the security is pledged as collateral for call options written.




                                                                                                                       (Continued)

Tilson Dividend Fund

Schedule of Investments


As of October 31, 2006

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------    ---------------------------------------------------------------

The following acronyms and abbreviations are used in this portfolio:


ADR - American Depositary Receipt.
PLC - Public Limited Company (British).
AG - Aktiengesellschaft (Austrian).

Summary of Investments by Industry
                                                           Market
Industry                                % of Net Assets    Value
------------------------------------------------------------------
Auto Parts & Equipment                      0.74%     $    49,291
Comercial Services                          0.92%          61,424
Diversified Financial Services              2.84%         189,190
Electronics                                 3.02%         200,816
Food                                        4.33%         288,000
Healthcare - Services                       1.34%          89,037
Insurance                                  11.26%         748,866
Internet                                   11.77%         782,970
Investment Companies                        9.10%         605,082
Limited Purpose Trusts                      5.55%         368,878
Mining                                      8.50%         564,892
Oil & Gas                                   5.60%         372,580
Retail                                     22.38%       1,488,126
Software                                    5.57%         370,359
Transportation                              3.31%         219,842
------------------------------------------------------------------
Total                                      96.23%     $ 6,399,353

Summary of Investments by Country
                                           % of Net       Market
Country                                     Assets        Value
------------------------------------------------------------------
Austria                                     3.31%     $   219,842
Canada                                      5.55%         368,878
United States                              87.37%       5,810,633
------------------------------------------------------------------
Total                                      96.23%     $ 6,399,353



See Notes to Financial Statements

Tilson Dividend Fund

Call Options Written


As of October 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------   --------------------------------------------------------------

                                         Shares
                                       Subject to     Market Value
                                         Call           (Note 1)
------------------------------------------------------------------

Common Stocks, Expiration Date, Exercise Price

*   eBay Inc., 1/20/2007
       Strike $30.00                      5,900      $     21,830
*   Laboratory Corporation of America Holdings, 2/17/07
       Strike $70.00                        600             1,440
*   Netflix Inc., 3/17/2007
       Strike $25.00                      2,400            10,800
*   PAN American Silver Corporation, 4/21/2007
       Strike $20.00                      3,200            12,160
*   P.F. Chang's China Bistro, Inc., 4/21/2007
       Strike $45.00                      3,400            11,900
*   Sears Holding Corp, 1/20/2007
       Strike $160.00                       400             8,120
       Strike $155.00                       800            19,200
*   Sears Holding Corp, 3/17/2007
       Strike $175.00                       400             6,160
                                                     -------------
Total (Premiums Received $45,988)                    $     91,610
                                                     ============










See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities

                                                                                                      Focus             Dividend
As of October 31, 2006                                                                                 Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets:
      Investments, at cost ...................................................................     $ 9,592,194        $ 5,713,835
      Investments, at value (note 1) .........................................................     $11,580,658        $ 6,399,353
      Cash ...................................................................................            --              251,888
      Receivables:
          Investments sold ...................................................................            --              123,283
          Fund shares sold ...................................................................           4,946                433
          Dividends and interest, at value (note 1) ..........................................           3,001             10,840
      Prepaid expenses:
          Fund accounting fees ...............................................................           2,250              2,250
          Compliance services fees ...........................................................             737                646
          Other expenses .....................................................................          12,967             11,948
      Due from affiliates:
          Advisor (note 2) ...................................................................            --                7,665
                                                                                                   -----------        -----------

      Total Assets ...........................................................................      11,604,559          6,808,306
                                                                                                   -----------        -----------
Liabilities:
      Call options written, at value (Premiums received $45,988) .............................            --               91,610
      Payables:
          Investments purchased ..............................................................         292,997             50,729
      Disbursements in excess of cash on demand deposit ......................................              25               --
      Due to affiliates:
          Advisor (note 2) ...................................................................           5,457               --
      Accrued expenses .......................................................................          16,059             15,679
                                                                                                   -----------        -----------

      Total Liabilities ......................................................................         314,538            158,018
                                                                                                   -----------        -----------
Net Assets ...................................................................................     $11,290,021        $ 6,650,288
                                                                                                   ===========        ===========
Net Assets Consist of:
      Capital (par value and paid in surplus) ................................................     $ 9,160,939        $ 5,508,701
      Undistributed net investment income ....................................................            --               20,752
      Undistributed net realized gain on investments .........................................         140,618            480,939
      Net unrealized appreciation in investments .............................................       1,988,464            639,896
                                                                                                   -----------        -----------

      Total Net Assets .......................................................................     $11,290,021        $ 6,650,288
                                                                                                   ===========        ===========

      Shares Outstanding, $0.001 par value (unlimited authorized shares) .....................         895,003            527,586
      Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a) .............     $     12.61        $     12.61

(a)  The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares.







See Notes to Financial Statements

Tilson Funds

Statements of Operations

                                                                                                   Focus                Dividend
For the fiscal year ended October 31, 2006                                                         Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income:
     Interest ............................................................................      $        21          $      --
     Dividends ...........................................................................           90,947              128,350
         Foreign withholding tax .........................................................             (307)              (6,020)
                                                                                                -----------          -----------
     Total Income ........................................................................           90,661              122,330
                                                                                                -----------          -----------
Expenses:
     Advisory fees (note 2) ..............................................................          135,556               78,577
     Administration fees (note 2) ........................................................           15,161                9,167
     Transfer agent fees (note 2) ........................................................           21,000               21,000
     Registration and filing administration fees (note 2) ................................            8,038                8,038
     Fund accounting fees (note 2) .......................................................           27,866               27,524
     Compliance services fees (note 2) ...................................................            7,750                7,750
     Custody fees (note 2) ...............................................................            5,307                5,381
     Other accounting fees (note 2) ......................................................            8,839               14,833
     Legal fees ..........................................................................           13,706               13,631
     Audit and tax preparation fees ......................................................           12,645               12,645
     Registration and filing expenses ....................................................           13,830               13,460
     Shareholder servicing expenses ......................................................            3,860                3,724
     Printing expenses ...................................................................            2,423                1,820
     Trustees' fees and meeting expenses .................................................            9,617                6,433
     Securities pricing fees .............................................................            3,450                3,136
     Other operating expenses ............................................................           11,977               10,704
                                                                                                -----------          -----------

     Total Expenses ......................................................................          301,025              237,823

     Expenses reimbursed by Advisor (note 2) .............................................         (126,485)            (135,673)
                                                                                                -----------          -----------

     Net Expenses ........................................................................          174,540              102,150
                                                                                                -----------          -----------

Net Investment (Loss) Income .............................................................          (83,879)              20,180
                                                                                                -----------          -----------
Net Realized and Unrealized Gain from Investments and Foreign Currency:
     Net realized gain from:
         Investments .....................................................................          178,993              420,616
         Options .........................................................................           48,572               82,301
         Foreign currency transactions ...................................................               22                  572
     Change in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies .....................        2,158,379              524,818
                                                                                                -----------          -----------

Net Realized and Unrealized Gain on Investments ..........................................        2,385,966            1,028,307
                                                                                                -----------          -----------

Net Increase in Net Assets Resulting from Operations .....................................      $ 2,302,087          $ 1,048,487
                                                                                                ===========          ===========



See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets

                                                                                                         Focus Fund
For the period or fiscal year ended October 31,                                                   2006               2005 (a)
------------------------------------------------------------------------------------------------------------------------------------

Operations:
     Net investment loss ..................................................................    $    (83,879)    $    (38,413)
     Net realized gain from investment transactions and foreign currency translations .....         179,015           88,666
     Net realized gain (loss) from options ................................................          48,572             (318)
     Change in unrealized appreciation on investments and
        translation of assets and liabilities in foreign currencies .......................       2,158,379         (169,915)
                                                                                               ------------     ------------
Net Increase (Decrease) in Net Assets Resulting from Operations ...........................       2,302,087         (119,980)
                                                                                               ------------     ------------
Distributions to Shareholders: (note 5)
     Net realized gain from investment transactions .......................................         (53,025)            --
                                                                                               ------------     ------------
Decrease in Net Assets Resulting from Distributions .......................................         (53,025)            --
                                                                                               ------------     ------------
Capital Share Transactions: (note 8)
     Shares sold ..........................................................................       3,582,885        6,339,511
     Redemption fees ......................................................................           7,645              789
     Reinvested dividends and distributions ...............................................          50,767             --
     Shares repurchased ...................................................................        (874,596)         (46,062)
                                                                                               ------------     ------------
 Increase from Capital Share Transactions .................................................       2,766,701        6,294,238
                                                                                               ------------     ------------
 Net Increase in Net Assets ...............................................................       5,015,763        6,174,258

 Net Assets:
     Beginning of Period ..................................................................       6,274,258          100,000
                                                                                               ------------     ------------
     End of Period ........................................................................    $ 11,290,021     $  6,274,258
                                                                                               ============     ============
Undistributed Net Investment Income .......................................................    $      --        $        --

                                                                                                       Dividend Fund
For the period or fiscal year ended October 31,                                                   2006               2005 (a)
------------------------------------------------------------------------------------------------------------------------------------

Operations:
     Net investment income (loss) ..........................................................     $   20,180      $    (2,269)
     Net realized gain from investment transactions and foreign currency translations ......        421,188           16,589
     Net realized gain (loss) from options .................................................         82,301          (38,504)
     Change in unrealized appreciation on investments and
        translation of assets and liabilities in foreign currencies ........................        524,818          115,078
                                                                                               ------------     ------------

Net Increase in Net Assets Resulting from Operations .......................................      1,048,487           90,894
                                                                                               ------------     ------------
Capital Share Transactions: (note 8)
     Shares sold ...........................................................................      1,987,238        3,794,495
     Redemption fees .......................................................................          1,779             --
     Shares repurchased ....................................................................       (221,965)         (50,640)
                                                                                               ------------     ------------

 Increase from Capital Share Transactions ..................................................      1,767,052        3,743,855
                                                                                               ------------     ------------

 Net Increase in Net Assets ................................................................      2,815,539        3,834,749

 Net Assets:
     Beginning of Period ...................................................................      3,834,749             --
                                                                                               ------------     ------------

     End of Period .........................................................................    $ 6,650,288      $ 3,834,749
                                                                                               ============     ============

Undistributed Net Investment Income ........................................................    $    20,752      $      --

(a)  For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.

See Notes to Financial Statements

Tilson Funds

Financial Highlights

For a share outstanding during the                                                              Focus Fund
fiscal year or period ended October 31,                                                  2006             2005 (a)
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ......................................          $     9.79         $    10.00
                                                                                     ----------         ----------
Income (Loss) from Investment Operations:
      Net investment loss .................................................               (0.09)             (0.06)
      Net realized and unrealized gain (loss) on securities and
          foreign currency translations ...................................                2.98              (0.15)
                                                                                     ----------         ----------

Total from Investment Operations ..........................................                2.89              (0.21)
                                                                                     ----------         ----------
Less Distributions:
      Distributions (from capital gains) ..................................               (0.08)               --
                                                                                     ----------         ----------
Total Distributions .......................................................               (0.08)               --
                                                                                     ----------         ----------
Paid in Capital:
      Paid in capital (from redemption fees) (note 1) .....................                0.01               0.00 (e)
                                                                                     ----------         ----------
Total Paid in Capital .....................................................                0.01               0.00 (e)
                                                                                     ----------         ----------
Net Asset Value, End of Period ............................................          $    12.61         $     9.79
                                                                                     ==========         ==========
Total Return (c) ..........................................................               29.74%             (2.10%)
Net Assets, End of Period (in thousands) ..................................          $   11,290         $    6,274
Average Net Assets for the Period (in thousands) ..........................          $    8,663         $    4,558
Ratio of Gross Expenses to Average Net Assets (d) .........................                3.47%              6.22% (b)
Ratio of Net Expenses to Average Net Assets (d) ...........................                2.01%              1.95% (b)
Ratio of Net Investment Loss to Average Net Assets ........................               (0.97%)            (1.33%)(b)
Portfolio Turnover Rate ...................................................               84.67%             79.96%

For a share outstanding during the                                                             Dividend Fund
fiscal year or period ended October 31,                                                  2006             2005 (a)
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ......................................          $    10.32         $    10.00
                                                                                     ----------         ----------
Income from Investment Operations:
      Net investment income (loss) ........................................                0.04              (0.01)
      Net realized and unrealized gain on securities and
          foreign currency translations ...................................                2.25               0.33
                                                                                     ----------         ----------

Total from Investment Operations ..........................................                2.29               0.32
                                                                                     ----------         ----------
Paid in Capital:
      Paid in capital (from redemption fees) (note 1) .....................                0.00 (e)             --
                                                                                     ----------         ----------

Total Paid in Capital .....................................................                0.00 (e)             --
                                                                                     ----------         ----------

Net Asset Value, End of Period ............................................         $     12.61         $    10.32
                                                                                    ===========         ==========

Total Return (c) ..........................................................               22.19%              3.20%
Net Assets, End of Period (in thousands) ..................................         $     6,650         $    3,835
Average Net Assets for the Period (in thousands) ..........................         $     5,238         $    2,559
Ratio of Gross Expenses to Average Net Assets (d) .........................                4.54%              9.52% (b)
Ratio of Net Expenses to Average Net Assets (d) ...........................                1.95%              1.95% (b)
Ratio of Net Investment Income (Loss) to Average Net Assets ...............                0.39%             (0.14%)(b)
Portfolio Turnover Rate ...................................................               99.10%             31.13%


(a) For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b) Annualized.
(c) Total Return does not reflect sales charge.
(d) The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements
    (net expense ratio).
(e) Actual amount is less than $0.01 per share.

See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements
________________________________________________________________________________

1. Organization   and   Significant       portfolio  security  is halted  during
   Accounting Policies                    the day and does not  resume  prior to
                                          the    Funds'    net    asset    value
The Tilson Focus Fund and the Tilson calculation. A portfolio security's Dividend Fund (collectively the "fair value" price may differ from the "Funds" and individually a "Fund") are price next available for that series funds. The Funds are part of portfolio security using the Funds' The Tilson Investment Trust (the normal pricing procedures. Instruments
"Trust"),  which  was  organized  as a    with maturities of 60 days or less are
Delaware   statutory   trust   and  is    valued  at   amortized   cost,   which
registered    under   the   Investment    approximates market value.
Company Act of 1940 (the "1940  Act"),
as   amended,    as   an    open-ended    Foreign Currency Translation
management investment company. Each of Portfolio securities and other assets the Funds in this report are and liabilities denominated in foreign classified as non-diversified as currencies are translated into U.S.
defined in the 1940 Act.                  dollars  based on the exchange rate of
                                          such currencies  against U.S.  dollars
The Tilson Focus Fund (the "Focus on the date of valuation. Purchases Fund") commenced operations on March and sales of securities and income 16, 2005. The investment objective of items denominated in foreign the Fund is to seek long-term capital currencies are translated into U.S. appreciation through investment in dollars at the exchange rate in effect
equity  securities  of companies  that    on the transaction date.
the Advisor  believes are  undervalued
in the securities market.                 The Funds do not separately report the
                                          effect of changes in foreign  exchange
The Tilson Dividend Fund (the rates from changes in market prices on "Dividend Fund") commenced operations securities held. Such changes are
on  March  16,  2005.  The  investment    included   in   net    realized    and
objective  of  the  Fund  is  to  seek    unrealized    gain   or   loss    from
maximum   total   return   through   a    investments.
combination  of  capital  appreciation
and current income. The Fund invests Realized foreign exchange gains or in common stocks of companies that the losses arise from sales of foreign Advisors believe to be undervalued in currencies, currency gains or losses their respective markets, but which realized between the trade and
also   offer  high   dividend   yields    settlement    dates   on    securities
relative to the average  yields of the    transactions    and   the   difference
broad market.                             between   the   recorded   amounts  of
                                          dividends,   interest,   and   foreign
The following accounting policies have withholding taxes, and the U.S. dollar been consistently followed by the equivalent of the amounts actually
Funds  and  are  in  conformity   with    received  or  paid.   Net   unrealized
accounting principles generally foreign exchange gains and losses accepted in the United States of arise from changes in foreign exchange America in the investment company rates on foreign denominated assets
industry.                                 and liabilities other than investments
                                          in  securities  held at the end of the
Investment Valuation                      reporting period.
The Funds'  investments  in securities
are   carried  at  value.   Securities    Investment Transactions and Investment
listed on an  exchange  or quoted on a    Income
national  market  system are valued at    Investment  transactions are accounted
the last sales price as of 4:00 p.m. for as of the date purchased or sold Eastern Time. Securities traded in the (trade date). Dividend income is NASDAQ over-the-counter market are recorded on the ex-dividend date. generally valued at the NASDAQ Certain dividends from foreign
Official Closing Price. Other securities will be recorded as soon as securities traded in the the Trust is informed of the dividend over-the-counter market and listed if such information is obtained securities for which no sale was subsequent to the ex-dividend date.
reported  on that  date are  valued at    Interest  income  is  recorded  on the
the most recent bid price.  Securities    accrual     basis     and     includes
and  assets  for which  representative    amortization    of    discounts    and
market   quotations  are  not  readily    premiums.   Gains   and   losses   are
available    or   which    cannot   be    determined  on  the  identified   cost
accurately  valued  using  the  Funds'    basis,  which is the same  basis  used
normal  pricing  procedures are valued    for federal income tax purposes.
at fair  value as  determined  in good
faith under  policies  approved by the    Option Writing
Trustees. Fair value pricing may be When the Funds write an option, an used, for example, in situations where amount equal to the premium received
(i) a portfolio security is so thinly by the Funds is recorded as a traded that there have been no liability and is subsequently adjusted transactions for that security over an to the current fair value of the extended period of time; (ii) the option written. Premiums received from exchange on which the portfolio writing options that expire security is principally traded closes unexercised are treated by the Funds early; or (iii) trading of the on the expiration date as realized gains from investments. The difference

                                                                     (Continued)

Tilson Funds

Notes to Financial Statements
________________________________________________________________________________


between  the  premium  and the  amount    Federal Income Taxes
paid on effecting a closing purchase No provision for income taxes is transaction, including brokerage included in the accompanying financial commissions, is also treated as a statements, as the Funds intend to realized gain or loss (depending on if distribute to shareholders all taxable the premium is less than the amount investment income and realized gains paid for the closing purchase and otherwise comply with Subchapter M
transaction).  If  a  call  option  is    of   the    Internal    Revenue   Code
exercised, the premium is added to the    applicable  to  regulated   investment
proceeds   from   the   sale   of  the    companies.
underlying  security  or  currency  in
determining  whether  the  Funds  have    2. Transactions with Affiliates
realized  a  gain  or  loss.  If a put
option  is   exercised,   the  premium    Advisor (Both Funds)
reduces the cost basis of the The Funds pay a monthly advisory fee securities purchased by the Funds. The to T2 Partners Management L.P. (the Funds, as the writer of an option, "Advisor") based upon the average bear the market risk of an unfavorable daily net assets of each Fund. The change in the price of the security Advisor has entered into contractual
underlying the written option.            agreements     ("Expense    Limitation
                                          Agreement") with the Funds under which
                                          it has  agreed to reduce the amount of
Expenses                                  the investment advisory fee to be paid
The Funds bear expenses incurred to the Advisor by the Funds for specifically on its behalf as well as certain months and to assume other a portion of general Trust expenses, expenses of each of the Funds, if which may be allocated on the basis of necessary, in an amount that limits
relative  net  assets or the nature of    the Funds'  total  operating  expenses
the  services  performed  relative  to    (exclusive    of   interest,    taxes,
applicability to each Fund.               brokerage   fees   and    commissions,
                                          investment  advisory  and/or  variable
Dividend Distributions                    performance incentive fees paid to the
The Funds may declare and distribute Advisor, extraordinary expenses, and dividends from net investment income payments, if any, under a Rule 12b-1 (if any) at the end of each calendar Plan) to not more than a specified quarter. Distributions from capital percentage of the average daily assets gains (if any) are generally declared of each Fund for the current fiscal
and distributed annually.                 year.  There can be no  assurance  the
                                          Expense   Limitation   Agreement  will
Estimates                                 continue  in the  future.  The expense
The preparation of financial limitation percentages for the fiscal statements in conformity with year ended October 31, 2006 were 0.45% accounting principles generally for each fund. The expenses reimbursed accepted in the United States of during this period are $126,485 and
America  requires  management  to make    $135,673,   for  the  Focus  Fund  and
estimates and assumptions  that affect    Dividend Fund, respectively.
the  amount  of  assets,  liabilities,
expenses and revenues  reported in the    Advisor (Focus Fund)
financial  statements.  Actual results    As full  compensation  for  investment
could differ from those estimates.        advisory    services,    the   Advisor
                                          receives  monthly  compensation in the
Fees on Redemptions                       form of a Variable  Advisory  Fee. The
The Funds charge a redemption fee of fee is comprised of two component 2.00% of the amount redeemed on fees: (i) a fixed rate of 1.50% of the redemptions of Funds' shares occurring average daily net assets of the Focus within one year following the issuance Fund ("Fulcrum Fee") and (ii) a
of such shares.  The Redemption Fee is    performance        incentive       fee
not a fee to  finance  sales  or sales    ("Performance Fee").
promotion expenses, but is paid to the
Funds   to   defray   the   costs   of    The  Fulcrum  Fee  is   calculated  by
liquidating an investor and multiplying 1.50% by the average net discouraging short-term trading of the assets of the Focus Fund for the
Funds' shares. No Redemption Fee will fiscal year to date divided by the be imposed on the redemption of shares number of days in the year multiplied representing dividends or capital by the number of days in the calendar
gains  distributions,  or  on  amounts    month.    The   Performance   Fee   is
representing  capital  appreciation of    calculated    by    multiplying    the
shares. The redemption fees charged "Performance Adjustment Rate" (as for the fiscal year ended October 31, described below) by the average daily 2006 are $7,645 and $1,779 for the net assets of the Focus Fund over the Focus Fund and Dividend Fund, Measuring Period. While the
respectively.                             Performance  Fee is  calculated on the
                                          12-month   Measuring   Period,  it  is
                                          pro-rated  to  a  monthly  payment  to
                                          correspond   with  the  Focus   Fund's
                                          monthly   payment   of  the   Variable
                                          Advisory    Fee.

                                                                    (Continued)

Tilson Funds

Notes to Financial Statements
________________________________________________________________________________

The Performance Adjustment Rate will rate of 0.75% less certain of the vary with the Focus Fund's performance Advisor's marketing and operating as compared to the performance of the expenses, as agreed to between the
Wilshire 5000 Index as published on Advisor and Sub-Advisor. The the close of the market on the last Sub-Advisor has also agreed to allow
day  of  the  Measuring  Period,  with    the  Advisor  to  withhold  from  that
dividends  reinvested,  and will range    compensation  up to  one-half  of  the
from -0.45% to +0.45%. The Performance Advisor's expenses under the Expense Adjustment Rate will be calculated at Limitation Agreement as it relates to 4.50% of the cumulative difference the Dividend Fund. The Dividend Fund between the performance of the Focus does not pay a direct fee to the
Fund  and  that of the  Wilshire  5000    Sub-Advisor.
Index  over  the   Measuring   Period,
except that no performance  adjustment    Administrator
will be paid if the cumulative The Funds pay a monthly administration difference between the Focus Fund's fee to The Nottingham Company (the performance and that of the Wilshire "Administrator") based upon the 5000 index is +/- 2.00%. The factor of average daily net assets of each Fund 4.50% is derived from the fact that and calculated at the annual rates as the Advisor will achieve the maximum / shown in the following schedule which minimum Performance Adjustment Rate is subject to a minimum of $2,000 per when the cumulative total return month per Fund. The Administrator also difference between the Focus Fund and receives a fee to procure and pay the the Wilshire 5000 Index is +/- 10.00% custodian for the Funds, additional over the Measuring Period (i.e., 0.45% compensation for fund accounting and divided by 10.00%=4.50%). During the recordkeeping services, and additional first full twelve calendar months compensation for certain costs following the effective date of the involved with the daily valuation of Trust's registration statement, the securities and as reimbursement for Advisor is entitled to receive only out-of-pocket expenses. A breakdown of
the  Fulcrum  Fee.   Performance  fees    these  is  provided  in  the  schedule
earned  for  the  fiscal   year  ended    below.
October 31, 2006 was $5,608.
                                          Compliance Services
Advisor (Dividend Fund)                   The  Nottingham  Compliance  Services,
As   full    compensation    for   the    LLC, a fully  owned  affiliate  of The
investment advisory services provided Nottingham Company, provides services to the Dividend Fund, the Advisor which assists the Trust's Chief receives monthly compensation based on Compliance Officer in monitoring and the Dividend Fund's average daily net testing the policies and procedures of
assets at the annual rate of 1.50%.       the   Trust   in   conjunction    with
                                          requirements  under  Rule 38a-1 of the
Sub-Advisor (Dividend Fund)               Securities and Exchange Commission. It
The  Dividend  Fund's  sub-advisor  is    receives compensation for this service
Centaur   Capital   Partners,    L.P.,    at an annual rate of $7,750 per fund.
("Sub-Advisor").    The    Sub-Advisor
serves in that capacity pursuant to an    Transfer Agent
investment sub-advisory contract with North Carolina Shareholder Services, the Advisor as approved by the LLC ("Transfer Agent") serves as Trustees. The Sub-Advisor, with transfer, divided paying, and oversight from the Advisor, makes shareholder servicing agent for the day-to-day investment decisions for Funds. It receives compensation for the Dividend Fund and selects its services based upon $15 per broker-dealers for executing portfolio shareholder per year, subject to a
transactions, subject to the brokerage    minimum  fee of  $1,750  per month per
policies established by the Trustees.     fund.

For its sub-advisory services to the Certain Trustees and officers of the Dividend Fund, the Sub-Advisor Trust are also officers of the
receives  from the  Advisor  quarterly    Advisor,   the   Distributor   or  the
compensation  based  on  the  Dividend    Administrator.
Fund's average daily net assets at the

-----------------------------------------------------------------------------------------------------------------------------------
                     Administration Fees (1)                  Custody fees (1)            Fund
                                                                                       Accounting       Fund           Blue Sky
                                             Annual    Average Net Assets     Annual      Fees       Accounting     Administration
                    Average Net Assets        Rate                            Rate      (monthly)       Fees         Fees (annual)
----------------------------------------------------------------------------------------------------------------------------------
All Funds             First $50 million      0.175%    First $100 million     0.020%      $2,250        0.01%        $150 per state
                       Next $50 million      0.150%     Over $100 million     0.009%
                       Next $50 million      0.125%
                       Next $50 million      0.100%
                      Over $200 million      0.075%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

Tilson Funds

Notes to Financial Statements
________________________________________________________________________________

3.  Purchases  and Sales of Investment               ---------------------------------------------------
    Securities                                       Table 1

For the fiscal year ended  October 31,                                Undistributed            Net Tax
2006,  the aggregate cost of purchases                           Ordinary   Long-Term    Appreciation/
and proceeds  from sales of investment               Funds        Income      Gains     (Depreciation)
securities    (excluding    short-term               ---------------------------------------------------
securities) were as follows:                             Focus
                                                          Fund   $121,230      $38,557       $1,969,295
-------------------------------------------------    ---------------------------------------------------
Fund           Purchases of  Proceeds from Sales      Dividend
                 Securities        of Securities          Fund   $394,244     $113,475         $633,868
-------------------------------------------------    ---------------------------------------------------
Focus Fund       $9,814,942           $6,525,364
-------------------------------------------------    As a result of  permanent  differences
Dividend Fund    $5,882,617           $4,457,474     between the  financial  statement  and
-------------------------------------------------    income tax reporting requirements, the
                                                     reclassifications,    shown   in   the
There were no  long-term  purchases or               following  table,  were  made  for the
sales  of U.S  Government  Obligations               fiscal year ended  October  31,  2006.
during the fiscal  year ended  October               These  reclassifications had no effect
31, 2006.                                            on the net  assets or the asset  value
                                                     of the Funds.
4. Options Written
                                                     -----------------------------------------------------
As  of  October  31,  2006,  portfolio               Table 2
securities  valued  at  $789,297  were                                    Increase (Decrease) in
held in  escrow  by the  custodian  to                         -------------------------------------------
cover  call  options  written  by  the                                           Undistributed
Dividend Fund.                                                               -----------------------------
                                                                             Net         Net Realized Gain
------------------------------------------------                Paid-in   Investment         (Loss) on
Option Contracts Written                              Fund      Capital     Income          Investments
for the fiscal year ended                            ------------------------------------ ----------------
October 31, 2006          Number of   Premiums       Focus        $ -        $83,879         ($83,879)
(Dividend Fund only).     Contracts   Received       ------------------------------------ ----------------
------------------------------------------------     Dividend     $ -           $572            ($572)
Options Outstanding,                                  ------------------------------------ ----------------
Beginning of Year               475      $60,551
Options written               2,029      335,330     The aggregate cost of investments  and
Options closed              (2,075)     (333,501)    the    composition    of    unrealized
Options exercised             (258)      (16,392)    appreciation   and   depreciation   of
Options expired                   -            -     investment   securities   for  federal
                         -----------------------     income tax  purposes as of October 31,
Options Outstanding,           171       $45,988     2006, are shown in table below.
End of Year
------------------------------------------------     ---------------------------------------------------------
                                                     Table 3
5. Federal Income Tax                                                             Aggregate Gross Unrealized
                                                     Fund        Federal Tax    Appreciation     Depreciation
The tax components of capital shown on               ---------------------------------------------------------
the following  tables  represent:  (1)                  Focus
distribution   requirements  the  Fund                   Fund    $9,611,363     $2,138,214     ($168,919)
must  satisfy  under  the  income  tax               Dividend
regulations, (2) permanent differences                   Fund    $5,673,875       $797,929     ($164,061)
between the  financial  statement  and               ---------------------------------------------------------
income tax reporting requirements, and
(3)   unrealized    appreciation    or               The    amount   of    dividends    and
depreciation    of   investments   for               distributions   from  net   investment
federal  income  tax  purposes  as  of               income and net realized  capital gains
October 31, 2006.                                    are  determined  in  accordance   with
                                                     federal income tax  regulations  which
Book to tax differences in the current               may  differ  from  generally  accepted
period  primarily  consist  of capital               accounting      principles.      These
loss   deferrals  on  wash  sales  and               differences   are  due  to   differing
different   book  tax   treatment   of               treatments   for  items  such  as  net
short-term capital gains and 988 gain.               short-term  gains,  deferral  of  wash
                                                     sale    losses,    foreign    currency
                                                     transactions,   and   net   investment
                                                     losses.  Permanent differences such as
                                                     tax   returns  of   capital   and  net
                                                     investment  losses,  if any,  would be
                                                     reclassified against capital.

                                                                                                   (Continued)

Tilson Funds

Notes to Financial Statements
________________________________________________________________________________

------------------------------------------------------    those  fiscal  years.  The  changes to
For the fiscal year or            Distributions from      current generally accepted  accounting
period ended October 31,                                  principles  from  the  application  of
                    Ordinary Income        Long-Term      this    Statement    relate   to   the
                                         Capital Gains    definition of fair value,  the methods
Fund                 2006     2005      2006     2005     used to measure  fair  value,  and the
------------------------------------------------------    expanded  disclosures about fair value
Focus Fund         $53,025     $ -     $ -      $ -       measurements.  As of October 31, 2006,
                                                          the Funds do not believe the  adoption
Dividend Fund        $ -       $ -     $ -      $ -       of  SFAS  No.  157  will   impact  the
------------------------------------------------------    amounts   reported  in  the  financial
                                                          statements,     however,    additional
6. Commitments and Contingencies                          disclosures  may be required about the
                                                          inputs    used    to    develop    the
Under   the   Funds'    organizational                    measurements and the effect of certain
documents,  its  officers and Trustees                    of the  measurements  reported  on the
are   indemnified    against   certain                    statement of changes in net assets for
liabilities   arising   out   of   the                    a fiscal period.
performance  of  their  duties  to the
Funds.  In  addition,  in  the  normal                    On July 13,  2006,  the FASB  released
course of business,  the Funds entered                    FASB Interpretation No. 48 "Accounting
into  contracts with their vendors and                    for  Uncertainty in Income Taxes" (FIN
others   that   provide   for  general                    48). FIN 48 provides  guidance for how
indemnifications.  The Funds'  maximum                    uncertain  tax  positions   should  be
exposure under these  arrangements  is                    recognized,  measured,  presented  and
unknown,  as this would involve future                    disclosed in the financial statements.
claims  that may be made  against  the                    FIN 48 requires the  evaluation of tax
Funds.  The Funds  expect that risk of                    positions  taken  or  expected  to  be
loss to be remote.                                        taken in the course of  preparing  the
                                                          Fund's  tax   returns   to   determine
7. New Accounting Pronouncements                          whether   the   tax    positions   are
                                                          "more-likely-than-not"     of    being
In  September   2006,   the  Financial                    sustained   by  the   applicable   tax
Accounting   Standards   Board  (FASB)                    authority. Tax positions not deemed to
issued    Statement    on    Financial                    meet     the      more-likely-than-not
Accounting  Standards  (SFAS) No. 157,                    threshold  would be  recorded as a tax
"Fair   Value   Measurements".    This                    benefit  or  expense  in  the  current
standard    establishes    a    single                    year.  Adoption  of FIN 48 is required
authoritative   definition   of   fair                    for  fiscal  years   beginning   after
value,   sets  out  a  framework   for                    December 15, 2006 and is to be applied
measuring   fair  value  and  requires                    to  all  open  tax  years  as  of  the
additional disclosure about fair value                    effective    date.   At   this   time,
measurements.  SFAS No. 157 applies to                    management    is    evaluating     the
fair   value   measurements    already                    implications  of FIN 48.  Although not
required  or   permitted  by  existing                    yet  determined,  management  does not
standards.  SFAS No. 157 is  effective                    expect  FIN  48  to  have  a  material
for  financial  statements  issued for                    impact on the financial statements.
fiscal years  beginning after November
15,  2007 and interim  periods  within


8.   Capital Share Transactions

------------------------------------------------------------------------------------------------------------------------
For the fiscal year or period ended October 31,                           Focus Fund                Dividend Fund
                                                                        2006        2005 (1)      2006         2005 (1)
-----------------------------------------------------------------------------------------------------------------------
Transactions in Capital Shares                                         331,519      635,904      175,210       376,648
          Shares sold
          Reinvested distributions                                       4,803            -            -             -
          Shares repurchased                                          (82,428)      (4,795)     (19,253)       (5,019)
Net Increase in Capital Shares                                         253,894      631,109      155,957       371,629
Shares Outstanding, Beginning of Period                                641,109       10,000      371,629             -
Shares Outstanding, End of Period                                      895,003      641,109      527,586       371,629
-----------------------------------------------------------------------------------------------------------------------

(1) For the period from March 16, 2005 (Date of Initial Public Investment) through October 31, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees of
Tilson Investment Trust
and Shareholders of the Tilson Focus Fund and the Tilson Dividend Fund


We have audited the accompanying statements of assets and liabilities of the Tilson Focus Fund and the Tilson Dividend Fund, each a series of shares of Tilson Investment Trust, including the schedules of investments, as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 16, 2005 (date of initial public investment) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tilson Focus Fund and the Tilson Dividend Fund as of October 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and the period March 16, 2005 through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                        BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 5, 2006

Tilson Funds

Additional Information (Unaudited)
________________________________________________________________________________

1.   Proxy Voting  Policies and Voting    3.   Additional    Information   about
     Record                                    Trustees and Officers

A copy of the Trust's Proxy Voting and The business and affairs of the Funds Disclosure Policy and the Advisor's and the Trust are managed under the Proxy Voting and Disclosure Policy are direction of the Trustees. Information included as Appendix B to the Funds' concerning the Trustees and officers Statement of Additional Information of the Trust and Funds is set forth and is available, without charge, upon below. Generally, each Trustee and request, by calling 1-800-773-3863. officer serves an indefinite term or
Information regarding how the Funds until certain circumstances such as voted proxies relating to portfolio their resignation, death, or otherwise securities during the most recent as specified in the Trust's
12-month   period  ended  June  30  is    organizational  documents. Any Trustee
available  (1)  without  charge,  upon    may  be   removed   at  a  meeting  of
request, by calling the Funds at the shareholders by a vote meeting the number above and (2) on the SEC's requirements of the Trust's
website at http://www.sec.gov.            organizational      documents.     The
                                          Statement of Additional Information of
2.   Quarterly Portfolio Holdings         the    Funds    includes    additional
                                          information  about  the  Trustees  and
The Funds file their complete schedule    officers  and  is  available,  without
of portfolio holdings with the SEC for charge, upon request by calling the the first and third quarters of each Funds toll-free at 1-888-4TILSON fiscal year on Form N-Q. The Funds' (1-888-484-5766). The address of each Forms N-Q are available on the SEC's Trustee and officer, unless otherwise website at http://www.sec.gov. You may indicated below, is 116 South Franklin review and make copies at the SEC's Street, Rocky Mount, North Carolina
Public Reference Room in Washington, 27804. The Independent Trustees D.C. You may also obtain copies after received aggregate compensation of paying a duplicating fee by writing $6,200 during the fiscal year ended the SEC's Public Reference Section, October 31, 2006 from each Fund for Washington, D.C. 20549-0102 or by their services to the Funds and Trust.
electronic          request         to    The  Interested  Trustee and  officers
publicinfo@sec.gov,  or  is  available    did not receive  compensation from the
without  charge,   upon  request,   by    Funds for their  services to the Funds
calling  the  Fund at  1-800-773-3863.    and Trust.
Information  on the  operation  of the
Public  Reference Room may be obtained
by calling the SEC at 202-942-8090.

---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                               Position(s)    Length                                         Complex
          Name, Age,           held with      of Time         Principal Occupation(s)       Overseen by       Other Directorships
        and Address            Fund/Trust     Served           During Past 5 Years            Trustee             Held by Trustee
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
                                                           INDEPENDENT TRUSTEES
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
Jack E. Brinson, 74          Trustee and     Since      Retired   since   January   2000;        2        Independent Trustee of the
                             Chairman        12/2004    Previously,   President,  Brinson                 following:  Gardner  Lewis
                                                        Investment     Co.      (personal                 Investment  Trust  for the
                                                        investments)    and    President,                 three   series   of   that
                                                        Brinson  Chevrolet,   Inc.  (auto                 trust;   Hillman   Capital
                                                        dealership).                                      Management      Investment
                                                                                                          Trust  for the two  series
                                                                                                          of   that    trust;    New
                                                                                                          Providence      Investment
                                                                                                          Trust  for the one  series
                                                                                                          of  that  trust;  and  The
                                                                                                          Nottingham      Investment
                                                                                                          Trust   II  for   the  six
                                                                                                          series of that  trust (all
                                                                                                          registered      investment
                                                                                                          companies)
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------

                                                                                                                (Continued)

Tilson Funds

Additional Information (Unaudited)
________________________________________________________________________________

---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
 Theo H. Pitt, Jr., 70       Trustee         Since      Senior     Partner,     Community        2        Independent Trustee of the
                                             12/2004    Financial Institutions Consulting                 following:  Gardner  Lewis
                                                        since     1997    and     Account                 Investment  Trust  for the
                                                        Administrator,    Holden   Wealth                 three   series   of   that
                                                        Management   Group  of   Wachovia                 trust; and Hillman Capital
                                                        Securities    (money   management                 Management      Investment
                                                        firm) since September 2003.                       Trust  for the two  series
                                                                                                          of   that    trust    (all
                                                                                                          registered      investment
                                                                                                          companies)
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
                                                            INTERESTED TRUSTEE
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
 Whitney R. Tilson, 39       Trustee and     Since      Founder and Managing Partner, T2         2        Member  of  the  Board  of
                             President       12/2004    Partners Management LP (formerly                  Directors of Cutter & Buck
                             (Principal                 Tilson Capital Partners LLC) and                  Inc. since September 2004.
                             Executive                  various affiliated entities
                             Officer)                   since 1998.
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------

Basis of Interestedness: Mr. Tilson is an Interested Trustee because he is a Managing Member of T2 Partners Management LP, the
investment advisor of the Funds.
------------------------------------------------------------------------------------------------------------------------------------
                                                              OTHER OFFICERS
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
Glenn H. Tongue, 47          Vice-President, Since      Fund    Manager,    T2   Partners       n/a                 n/a
                             Chief           12/2004    Management  LP since  April 2004;
                             Compliance                 Investment Banker, UBS investment
                             Officer  and               banking  firm) from  January 2002
                             Treasurer                  to   March   2003;    previously,
                             (Principal                 Executive,   DLJdirect   (on-line
                             Financial                  brokerage firm).
                             Officer)
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
Tracey L. Hendricks, 39*     Assistant       Since      Chief  Financial  Officer  of The       n/a                 n/a
116 S. Franklin Street       Secretary       12/2004    Nottingham Company (administrator
Rocky Mount, NC  27804                                  to the Funds)  since August 2006;
                                                        Vice   President   of   Financial
                                                        Reporting,  Tax,  Internal Audit,
                                                        and  Compliance of The Nottingham
                                                        Company  since 2004;  previously,
                                                        Vice    President    of   Special
                                                        Projects   of   The    Nottingham
                                                        Company from 2001 to 2004.
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
Julian G. Winters, 37*       Secretary and   Since      Vice President- Compliance              n/a                 n/a
116 S. Franklin Street       Assistant       12/2004    Administration, The Nottingham
Rocky Mount, NC  27804       Treasurer                  Company.
---------------------------- --------------- ---------- ---------------------------------- -------------- --------------------------
*Ms. Hendricks and Mr. Winters are sister-in-law and brother-in-law.
------------------------------------------------------------------------------------------------------------------------------------

                    (This page was intentionally left blank.)

The Tilson Mutual
Funds are series of the
Tilson Investment Trust








For Shareholder Service Inquiries:      For Investment Advisor Inquiries:

Documented:                             Documented:

NC Shareholder Services                 T2 Partners Management LP
116 South Franklin Street               145 East 57th Street,
Post Office Drawer 4365                 Suite 1100
Rocky Mount, NC 27803-0365              New York, NY 10022

Toll-Free Telephone:                    Toll-Free Telephone:

1-800-773-3863                          1-888-4TILSON, (1-888-484-5766)

World Wide Web @:                       World Wide Web @:

nottinghamco.com                        tilsonmutualfunds.com









                                      Tilson Mutual Funds

Item 2.  CODE OF ETHICS.
         --------------

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


(c)      There have been no amendments during the period covered by this report.


(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.


(f)(1) A copy of the code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer is filed pursuant to
         Item 12(a)(1) below.





Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         --------------------------------

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.


(a)(2)   Not applicable.


(a)(3) The registrant believes that the registrant's current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant's Board of Trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.


Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
         --------------------------------------

(a) Audit Fees - Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant's independent accountant, Briggs, Bunting & Dougherty, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

         ------------------------------------------ -------------- -------------
                           Fund                          2005          2006
         ------------------------------------------ -------------- -------------
         Tilson Focus Fund                             $10,500       $11,000
         ------------------------------------------ -------------- -------------
         Tilson Dividend Fund                          $10,500       $11,000
         ------------------------------------------ -------------- -------------


(b) Audit-Related Fees - There were no additional fees billed in the fiscal years ended October 31, 2005 and October 31, 2006 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees - The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund's federal, state, and excise tax returns, and assistance with distribution calculations.

         ------------------------------------------ -------------- -------------
                           Fund                          2005           2006
         ------------------------------------------ -------------- -------------
         Tilson Focus Fund                             $1,500         $2,000
         ------------------------------------------ -------------- -------------
         Tilson Dividend Fund                          $1,500         $2,000
         ------------------------------------------ -------------- -------------

(d) All Other Fees - The registrant was billed a fee of $1,500 in the fiscal year ended October 31, 2005 which was associated with the initial balance sheet audit and procedures by the Accountant of the seed capital used to capitalize the registrant's inception of its initial fund, the Tilson Focus Fund. The Tilson Focus Fund was also billed $2,050 by Deloitte & Touche LLP, the registrant's initial proposed independent accountant, in that same fiscal year which was associated with the initial balance sheet audit and procedures by Deloitte & Touche LLP of the seed capital used to capitalize the registrant's inception of its initial fund. There were no other fees paid to the Accountant which were not disclosed in Items (a) through
         (c) above during the last two fiscal years.

(e)(1)   The registrant's  Board of Trustees  pre-approved the engagement of the
         Accountant   for  the  fiscal  year  ended  October  31,  2005  at  the registrant's initial Board of Trustees meeting; pre-approved the engagement of the Accountant for the fiscal year ended October 31, 2006 at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

   (2)   There were no services as described in each of paragraph (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g) Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2005 and 2006 were $4,500 and $4,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)      Not applicable.




Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         -------------------------------------

         Not applicable.





Item 6.  SCHEDULE OF INVESTMENTS.
         -----------------------

         A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.





Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         ------------------------------------------------------------------

         Not applicable.





Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         ----------------------------------------------------------------

         Not applicable.




Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
         ------------------------------------------------------------------

         Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
         ---------------------------------------------------

         None.





Item 11. CONTROLS AND PROCEDURES.
         -----------------------

(a) The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.




Item 12. EXHIBITS.
         --------

(a)(1)   Code of Ethics  required  by Item 2 of Form N-CSR is filed  herewith as
         Exhibit 12.(a)(1).


(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).


(a)(3)   Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust


By: (Signature and Title)    /s/ Whitney R. Tilson
                             ______________________________
                             Whitney R. Tilson
                             Trustee, President, and Principal Executive Officer

Date: December 20, 2006







Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: (Signature and Title)     /s/ Whitney R. Tilson
                              ______________________________
                              Whitney R. Tilson
                              Trustee, President, and Principal Executive
                                Officer
                              Tilson Investment Trust

Date: December 20, 2006






By:  (Signature and Title)    /s/ Glenn H. Tongue
                              ______________________________
                              Glenn H. Tongue
                              Vice President, Treasurer, and Principal Financial
                                Officer
                              Tilson Investment Trust

Date: December 20, 2006